EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Onyx Acceptance Corporation (the “Company”) on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Hall, President, CEO and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN W. HALL Name: John W. Hall Title: President, CEO and Principal Executive Officer Date: March 30, 2004

This certification is made solely for the purpose of 18 U.S.C. Section 1350.